SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                              AUGUST 13, 2002

                        BERRY PLASTICS CORPORATION
            (Exact name of registrant as specified in charter)

                                 DELAWARE
              (State or Other Jurisdiction of Incorporation)

    33-75706                           35-1813706
(Commission file number)        (IRS employer identification number)


                          BPC HOLDING CORPORATION
            (Exact name of registrant as specified in charter)

    DELAWARE                           35-1814673
(State or other jurisdiction    (IRS employer identification number)
of incorporation or organization)


101 OAKLEY STREET, EVANSVILLE, INDIANA          47710
(Address of principal executive offices)     (Zip code)

                              (812) 424-2904
           (Registrants' telephone number, including area code)

ITEM 9 - REGULATION FD DISCLOSURE

     Berry Plastics Corporation and BPC Holding Corporation filed with the Securities and Exchange Commission certifications by its Chief Executive Officer and its Chief Financial Officer relating to its Quarterly Report on Form 10-Q for the period ended June 29, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of the filing was as follows:

CERTIFICATION

I, Ira G. Boots , the President and Chief Executive Officer of BPC Holding Corporation and Berry Plastics Corporation (the "Registrants"), hereby certify that:

1. The Registrants' Quarterly Report on Form 10-Q for the period ended June 29, 2002 (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrants.


This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.

Date: August __, 2002              /S/IRA G. BOOTS
                                   _______________________________
                                   President and Chief Executive Officer

I, James M. Kratochvil, the Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Registrants, hereby certify that:

1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrants.

This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.

Date: August __, 2002              /S/JAMES M. KRATOCHVIL
                                   _______________________________
                                   Executive Vice President, Chief Financial
                                   Officer, Treasurer and Secretary

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BERRY PLASTICS CORPORATION
                              BPC HOLDING CORPORATION

Dated:  August 13, 2002


                              By:  /S/ JAMES M. KRATOCHVIL
                                 _________________________________
                                 James M. Kratochvil
                                 Executive Vice President, Chief Financial
                                 Officer, Treasurer and Secretary of the
                                 entities listed above (Principal Financial
                                 and Accounting Officer)





LIBNY/1118693.1